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                                                                   Exhibit 10(s)



                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This Second Amendment to Loan and Security Agreement is made as of this 28th day of May, 1998 by and between

         BankBoston Retail Finance Inc. (in such capacity, the
         "Agent") as Agent for the Lenders party to a certain Loan and Security Agreement dated as of November 19, 1997,

         The Lenders (so referred to herein) party to the above referenced Loan and Security Agreement, and

         Sun Television and Appliances, Inc., an Ohio corporation with its principal executive offices at 6600 Port Road, Groveport, Ohio 43125 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on November 19, 1997, the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement (as amended and in effect, the "Agreement"); and

         WHEREAS, the Agent, the Lenders and the Borrower desire to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrowers as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended by deleting the definition of "EBITDA" in its entirety and substituting the following in its stead:

                  "EBITDA": The Borrower's earnings from operations, before interest, taxes, depreciation and amortization, but excluding the fiscal year end 1998 audit adjustments totaling approximately $5,100,000.00, each as determined in accordance with GAAP.

         3.       Amendments to Exhibits. The provisions of subparagraph (c) of
                  Exhibit 5-12(a) to the Agreement are hereby amended by deleting the "Cumulative EBITDA" for the

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                  periods from and including June, 1998 appearing therein and substituting the following in its stead:

                                                            CUMULATIVE
                MONTH                                         EBITDA
                -----                                        ----------

                June '98                                     (8,350,997)
                July                                         (8,453,862)
                August                                       (7,833,920)
                September                                    (6,964,625)
                October                                      (6,251,220)
                November                                     (3,572,293)
                December '98                                  3,525,859
                January '99                                   3,548,397
                February                                      3,939,471
                March                                         2,695,662
                April                                         2,034,687
                May                                           1,966,783
                June                                          2,031,970
                July                                          2,426,588
                August                                        3,235,653
                September                                     3,559,620
                October                                       3,938,583
                November                                      8,108,490
                December '99                                 17,509,293
                January '00                                  17,072,908
                February '00                                 16,904,177

         The "Cumulative EBITDA" requirements for all periods prior to June, 1998 remain unchanged and in full force and effect.


         4. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement on the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms (i) all of the representations, warranties and covenants therein contained (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) that all Collateral secures all of the Liabilities, as modified hereby. The Borrower further acknowledges and agrees that it does not have any offsets, defenses, or counterclaims against the Agent or the Lenders under the Loan and Security Agreement or the other Loan Documents and, to the extent that the Borrower has, or ever had, any such offsets, defenses, or counterclaims, the Borrower hereby waives and releases the same.

         5. Conditions to Effectiveness. This Second Amendment to Loan and Security Agreement shall not be effective


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                  until each of the following conditions precedent have been fulfilled to the satisfaction of the Agents:

                  (a) This Second Amendment to Loan and Security Agreement shall have been duly executed and delivered by the Borrower, the Agent and the Lenders. The Agent shall have received a fully executed copy hereof and of each other document required hereunder.
 .
                  (b) The Agent shall have received (i) the Borrower's audited 1998 fiscal year end financial statements, bearing the unqualified opinion of the Borrower's independent certified public accountants, and (ii) the written statement of the Borrower's President and Chief Financial Officer certifying that there has been no material change in the Borrower's financial condition from that reflected in the audited 1998 fiscal year end financial statements.

                  (c) The Borrower shall have paid to the Agent all fees and expenses then due and owing pursuant to the Loan and Security Agreement, as modified hereby, including, without limitation, reasonable attorneys' fees incurred by the Agent and the Lenders.

                  (d) No Suspension Event shall have occurred and be continuing.

                  (e) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and its counsel may have reasonably requested.


         6.       Miscellaneous.

                           (a) On or before July 11, 1998, the Borrower shall
                  furnish the Agent with a true copy of a certificate of the resolutions adopted by its board of directors authorizing and ratifying the transactions described herein, certified by the Borrower's secretary as of a recent date to be true and complete.

                           (b) This Second Amendment to Loan and Security
                  Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.


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                           (c) This Second Amendment to Loan and Security
                  Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (d) Any determination that any provision of this
                  Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment to Loan and Security Agreement.

                           (e) The Borrower shall pay on demand all costs and
                  expenses of the Agent and each Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment to Loan and Security Agreement.

                           (f) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Second Amendment and is not relying on any representations or warranties of the Agent or any Lender or their respective counsel in entering into this Second Amendment.


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         IN WITNESS WHEREOF, the parties have hereunto caused this Second
Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                                 AGENT

                                                 BANKBOSTON RETAIL FINANCE INC.


                                                 By: /s/ MICHAEL L. PIZETTE
                                                    ----------------------------
                                                 Name: Michael L. Pizette
                                                      --------------------------
                                                 Title: Director
                                                       -------------------------

                                                 LENDERS

                                                 BANKBOSTON RETAIL FINANCE INC.


                                                 By: /s/ MICHAEL L. PIZETTE
                                                    ----------------------------
                                                 Name: Michael L. Pizette
                                                      --------------------------
                                                 Title: Director
                                                       -------------------------

                                                 CONGRESS FINANCIAL CORPORATION
                                                 (NEW ENGLAND)


                                                 By: /s/ MARC E. SWARTZ
                                                    ----------------------------
                                                 Name: Marc E. Swartz
                                                      --------------------------
                                                 Title: Senior Vice President
                                                       -------------------------

                                                 FOOTHILL CAPITAL CORPORATION


                                                 By: /s/ ERIK R. SAWYER
                                                    ----------------------------
                                                 Name: Erik R. Sawyer
                                                      --------------------------
                                                 Title: Assistant Vice President
                                                       -------------------------


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                                                 FINOVA CAPITAL CORPORATION


                                                 By: /s/ MARYANN V. RICHARDSON
                                                    ----------------------------
                                                 Name: Maryann V. Richardson
                                                      --------------------------
                                                 Title: Assistant Vice President
                                                       -------------------------

                                                 FREMONT FINANCIAL CORPORATION


                                                 By: /s/ CHERI RITLMAN
                                                    ----------------------------
                                                 Name: Cheri Ritlman
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------

                                                 NATIONAL CITY COMMERCIAL
                                                 FINANCE, INC.


                                                 By: /s/ CHRISTINA M. LOCAS
                                                    ----------------------------
                                                 Name: Christina M. Locas
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------

                                                 BORROWER

                                                 SUN TELEVISION AND APPLIANCES,
                                                 INC.

                                                 By: /s/ R. CARTER PATE
                                                    ----------------------------
                                                 Name: R. Carter Pate
                                                      --------------------------
                                                 Title: President and Chief
                                                        Executive Officer
                                                       -------------------------

AGREED:

SUN TV AND APPLIANCES, INC.

By: /s/ R. CARTER PATE
   ----------------------------
Name: R. Carter Pate
     --------------------------
Title: President and Chief Executive Officer
      --------------------------------------




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